THIRD AMENDMENT TO SECOND AMENDED
                           AND RESTATED LOAN AGREEMENT


         THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (the "Agreement") is made and entered into as of this 15th day of July, 1999, between GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation having an office at 3379 Peachtree Road, N.E., Suite 600, Atlanta, Georgia 30326, as lender and agent ("Lender"), and BUSINESS TELECOM, INC., a North Carolina corporation having an office at 4300 Six Forks Road, Raleigh, North Carolina 27609 ("Borrower").

                              W I T N E S S E T H:

         WHEREAS, Lender and Borrower are party to that certain Second Amended and Restated Loan Agreement, dated as of September 22, 1997 (as the same has been amended by (i) that certain First Amendment to Second Amended and Restated Loan Agreement, dated May 6, 1998 and (ii) that certain Second Amendment to Second Amended and Restated Loan Agreement, dated June 30, 1998, as so amended, the "Loan Agreement;" all capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement); and

         WHEREAS, Lender and Borrower desire to amend the Loan Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows:

                  (a) The Loan Agreement is hereby amended by making the following changes to Section 6.11 thereof:

                           (i)      Section  6.11(d) is hereby  amended by
deleting the reference to the number "($1,000,000)" therefrom and inserting in lieu thereof the number "($2,000,000)".

                           (ii)     Section  6.11(e)  is  hereby  deleted  in
its  entirety  and the  following  is inserted in lieu thereof:

                                    (e) Accounts Payable. Borrower shall not
                  permit as of the end of any Fiscal Month its Accounts Payable Outstanding to exceed 85 days; provided, however, that for the


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                  Fiscal Months of April 1999, May 1999, June 1999 and July
                  1999, Borrower shall not permit its Accounts Payable Outstanding to exceed 140 days.

         Representations, Warranties, Covenants and Acknowledgments; Release. To induce Lender to enter into this Agreement:

a. Borrower does hereby represent and warrant that (i) as of the date hereof, all of the representations and warranties made or deemed to be made under the Loan Documents are true and correct, except such representations and warranties which, by their express terms, are applicable only to the Closing Date, (ii) as of the date hereof, after giving effect to the terms hereof, there exists no Default or Event of Default under the Loan Agreement or any of the Loan Documents, (iii) Borrower has the power and is duly authorized to enter into, deliver and perform this Agreement, and (iv) this Agreement and each of the Loan Documents is the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms; and

b. Borrower does hereby reaffirm each of the agreements, covenants, and undertakings set forth in the Loan Agreement and each and every other Loan Document executed in connection therewith or pursuant thereto as if Borrower were making said agreements, covenants and undertakings on the date hereof; and

c. Borrower does hereby acknowledge and agree that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of Borrower against Lender exists arising out of or with respect to (i) the Obligations, this Agreement, the Loan Agreement or any of the other Loan Documents, (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing or (iii) the administration or funding of the Revolving Credit Loans or the Capex Facility; and

d. Borrower does hereby expressly waive, release and relinquish any and all defenses, setoffs, claims, counterclaims, causes of action or objections, if any, against Lender.

Conditions Precedent. The effectiveness of this Agreement is subject to the following conditions precedent:

e. Delivery of Documents. Borrower shall have delivered to Lender, all in form and substance acceptable to Lender in its sole discretion, (i) executed counterpart originals of this Agreement, (ii) an Acknowledgment and Consent of Guarantor, in form and substance satisfactory to Lender, and (iii) such other documentation as Lender may reasonably require in connection herewith; and

f. Accuracy of Representations and Warranties. All of the representations and warranties made or deemed to be made in this Agreement and under the Loan Documents shall be true and correct as of the date of this Agreement, except such representations and warranties which, by their terms, are applicable to a prior specific date or period; and

g. Expenses. Borrower shall have paid to Lender the costs and expenses referred to in

Section 5 hereof.




         Effect of this Agreement. As expressly amended hereby, the Loan Agreement shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Lender.

         Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of Lender in connection with the preparation, execution, delivery and enforcement of this Agreement and all other documents and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to Lender. Borrower authorizes Lender, as Agent, to charge the foregoing expenses to the Borrower's loan account by increasing the principal amount of the Revolving Credit Loans by the amount of such expenses owed by Borrower in connection herewith.

         Miscellaneous. Borrower agrees to take such further action as Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Loan Agreement. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.


                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

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                  IN WITNESS WHEREOF, Borrower and Lender have caused this
         Agreement to be duly executed as of the date first above written.

                  BUSINESS TELECOM, INC.

                  By:____________________________________
                  Name:
                  Title:



                       [SIGNATURES CONTINUED ON NEXT PAGE]

                  GENERAL ELECTRIC CAPITAL
                  CORPORATION, AS AGENT AND LENDER

                  By:____________________________________
                      Elaine L. Moore
                      Senior Vice President as duly authorized

                      ACKNOWLEDGMENT AND AGREEMENT

              The undersigned hereby acknowledges and agrees to the foregoing Third Amendment to Second Amended and Restated Loan Agreement.

              IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this ___ day of July, 1999.


                                BTI TELECOM CORP.


                                By:_________________________________

                                Its:________________________________


                          ACKNOWLEDGMENT AND AGREEMENT

              The undersigned hereby acknowledges that the foregoing Third Amendment to Second Amended and Restated Loan Agreement shall not affect the enforceability or validity of any Loan Document executed by the undersigned.


              ________________________________(Seal)
                  Peter T. Loftin